UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Shareholders of Select Bancorp, Inc. (the “Company”), which was held on May 22, 2018 (the “Annual Meeting”), the Company’s shareholders approved the Select Bancorp, Inc. 2018 Omnibus Stock Incentive Plan (the “2018 Plan”). The 2018 Plan was previously approved, subject to shareholder approval, by the Board of Directors of the Company on March 27, 2018. The 2018 Plan became effective on May 22, 2018, following receipt of the requisite shareholder approval.

A summary of the material terms and conditions of the 2018 Plan and awards thereunder is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 2, 2018 under “Proposal 2: Approval of 2018 Omnibus Stock Incentive Plan,” which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2018 Plan, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2018, the Company held its Annual Meeting. There were three proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the Board of Directors’ nominees were approved and elected to serve on the Company’s Board of Directors. Each of Proposals 2 and 3 were approved by the shareholders entitled to vote at the Annual Meeting by the requisite vote. The proposals below are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, as filed with the SEC on April 2, 2018.

The voting results were as follows:

Proposal 1: Proposal to elect eight members of the Board of Directors for the terms indicated.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

One-Year Terms
Oscar N. Harris	8,522,871	134,788	2,936,904
W. Lyndo Tippett	8,495,952	161,707	2,936,904

Two-Year Term
James H. Glen, Jr.	8,555,112	102,547	2,936,904

Three-Year Terms
Charles R. Davis	8,547,990	109,669	2,936,904
Alicia Speight Hawk	7,110,049	1,547,610	2,936,904
John W. McCauley	7,107,667	1,549,992	2,936,904
Sharon L. Raynor	8,532,116	125,543	2,936,904
Seth M. Wilfong	8,558,165	99,494	2,936,904

Proposal 2: Proposal to approve the Select Bancorp, Inc. 2018 Omnibus Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes

8,051,087	528,845	77,727	2,936,904

Proposal 3: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2018.

For	Against	Abstain	Broker Non-Votes

11,554,046	1,929	38,588	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Select Bancorp, Inc. 2018 Omnibus Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: May 24, 2018	By:	/s/Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer